Exhibit 99.2

Consolidated Balance Sheets

First Defiance Financial Corp.

	(Unaudited) December 31, 2009
(in thousands)		December 31, 2008
Assets
Cash and cash equivalents
Cash and amounts due from depository institutions	$29,613	$40,980
Interest-bearing deposits	91,503	5,172

	121,116	46,152

Securities
Available-for sale, carried at fair value	137,458	117,575
Held-to-maturity, carried at amortized cost	1,920	886

	139,378	118,461

Loans	1,617,122	1,617,235
Allowance for loan losses	(36,547)	(24,592)

Loans, net	1,580,575	1,592,643
Loans held for sale	10,346	10,960
Mortgage servicing rights	8,958	6,611
Accrued interest receivable	6,851	7,293
Federal Home Loan Bank stock	21,376	21,376
Bank Owned Life Insurance	30,804	28,747
Office properties and equipment	43,597	47,756
Real estate and other assets held for sale	13,527	7,000
Goodwill	56,585	56,585
Core deposit and other intangibles	6,888	8,344
Deferred taxes	3,289	336
Other assets	14,233	5,136

Total Assets	$2,057,523	$1,957,400

Liabilities and Stockholders’ Equity
Non-interest-bearing deposits	$189,132	$176,063
Interest-bearing deposits	1,391,094	1,293,849

Total deposits	1,580,226	1,469,912
Advances from Federal Home Loan Bank	146,927	156,067
Notes payable and other interest-bearing liabilities	48,398	49,454
Subordinated debentures	36,083	36,083
Advance payments by borrowers for tax and insurance	665	652
Other liabilities	11,138	16,073

Total liabilities	1,823,437	1,728,241
Stockholders’ Equity
Preferred stock, net of discount	36,293	36,133
Common stock, net	127	127
Common stock warrant	878	878
Additional paid-in-capital	140,675	140,449
Accumulated other comprehensive income (loss)	(158)	(1,904)
Retained earnings	128,902	126,114
Treasury stock, at cost	(72,631)	(72,638)

Total stockholders’ equity	234,086	229,159

Total Liabilities and Stockholders’ Equity	$2,057,523	$1,957,400

Consolidated Statements of Income (Unaudited)

First Defiance Financial Corp.

(in thousands, except per share amounts)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Interest Income:
Loans	$23,473	$24,301	$93,702	$96,522
Investment securities	1,385	1,375	5,773	5,756
Interest-bearing deposits	60	4	149	123
FHLB stock dividends	229	265	955	1,062

Total interest income	25,147	25,945	100,579	103,463
Interest Expense:
Deposits	5,896	7,503	26,102	31,354
FHLB advances and other	1,249	1,572	5,114	6,375
Subordinated debentures	332	462	1,471	1,907
Notes Payable	137	415	570	1,632

Total interest expense	7,614	9,952	33,257	41,268

Net interest income	17,533	15,993	67,322	62,195
Provision for loan losses	8,470	3,824	23,232	12,585

Net interest income after provision for loan losses	9,063	12,169	44,090	49,610
Non-interest Income:
Service fees and other charges	3,514	3,512	13,503	13,268
Mortgage banking income	2,070	(636)	9,747	2,990
Gain on sale of non-mortgage loans	13	3	264	180
Gain on sale or call of securities	5	3	284	22
Impairment on securities	(1,399)	(599)	(3,940)	(3,182)
Insurance and investment sales commissions	1,076	1,115	5,021	5,496
Trust income	109	104	415	448
Income from Bank Owned Life Insurance	219	(428)	557	323
Other non-interest income	(31)	(310)	444	(476)

Total Non-interest Income	5,576	2,764	26,295	19,069
Non-interest Expense:
Compensation and benefits	6,397	6,408	27,898	28,829
Occupancy	1,951	1,922	7,852	7,484
FDIC insurance premium	637	290	3,350	1,082
State franchise tax	326	411	1,994	1,951
Acquisition related charges	—	85	—	1,117
Data processing	1,211	1,274	4,541	4,658
Amortization of intangibles	355	424	1,456	1,459
Other non-interest expense	3,732	2,757	13,433	11,214

Total Non-interest Expense	14,609	13,571	60,524	57,794

Income before income taxes	30	1,362	9,861	10,885
Income taxes	(525)	482	2,667	3,528

Net Income	$555	$880	$7,194	$7,357

Dividends Declared on Preferred Shares	(447)	(134)	(1,850)	(134)
Accretion on Preferred Shares	(41)	(11)	(160)	(11)

Net Income Applicable to Common Shares	$67	$735	$5,184	$7,212

Earnings per common share:
Basic	$0.01	$0.09	$0.64	$0.91
Diluted	$0.01	$0.09	$0.63	$0.91

Core operating earnings per common share*:
Basic	$0.01	$0.10	$0.64	$1.01
Diluted	$0.01	$0.10	$0.63	$1.00

Average Shares Outstanding:
Basic	8,117	8,117	8,117	7,889
Diluted	8,265	8,117	8,196	7,919

* - See Non-GAAP Disclosure Reconciliations

Financial Summary and Comparison

First Defiance Financial Corp.

(dollars in thousands, except per share data)	(Unaudited) Three Months Ended December 31,			(Unaudited) Twelve Months Ended December 31,
	2009	2008	% change	2009	2008	% change
Summary of Operations
Tax-equivalent interest income (1)	25,434	26,188	(2.9)	101,727	104,360	(2.5)
Interest expense	7,614	9,952	(23.5)	33,257	41,268	(19.4)
Tax-equivalent net interest income (1)	17,820	16,236	9.8	68,470	63,092	8.5
Provision for loan losses	8,470	3,824	121.5	23,232	12,585	84.6
Tax-equivalent NII after provision for loan loss (1)	9,350	12,412	(24.7)	45,238	50,507	(10.4)
Gain on sale or call of securities	5	3	66.7	284	22	1,190.9
Impairment losses on securities	(1,399)	(599)	133.6	(3,940)	(3,160)	24.7
Non-interest income-excluding securities losses	6,970	3,360	107.4	29,951	22,207	34.9
Non-interest expense	14,609	13,571	7.6	60,524	57,794	4.7
Non-interest expense-excluding non-core charges	14,609	13,486	8.3	60,524	56,677	6.8
Acquisition related charges	—	85	NM	—	1,117	NM
Income taxes	(525)	482	(208.9)	2,667	3,528	(24.4)
Net Income	555	880	(36.9)	7,194	7,357	(2.2)
Dividends Declared on Preferred Shares	(447)	(134)	233.6	(1,850)	(134)	1,280.6
Accretion on Preferred Shares	(41)	(11)	272.7	(160)	(11)	1,354.5
Net Income Applicable to Common Shares	67	735	(90.9)	5,184	7,212	(28.1)
Core operating earnings (2)	555	935	(40.6)	7,194	8,083	(11.0)
Tax equivalent adjustment (1)	287	243	18.1	1,148	897	28.0

At Period End
Assets	2,057,523	1,957,400	5.1
Earning assets	1,879,725	1,773,204	6.0
Loans	1,617,122	1,617,235	(0.0)
Allowance for loan losses	36,547	24,592	48.6
Deposits	1,580,226	1,469,912	7.5
Stockholders’ equity	234,086	229,159	2.2

Average Balances
Assets	2,058,219	1,938,461	6.2	2,025,233	1,852,345	9.3
Earning assets	1,852,401	1,730,284	7.1	1,822,273	1,655,725	10.1
Deposits and interest-bearing liabilities	1,805,090	1,718,315	5.1	1,774,772	1,638,426	8.3
Loans	1,600,265	1,591,144	0.6	1,600,725	1,511,877	5.9
Deposits	1,572,399	1,466,366	7.2	1,547,339	1,390,815	11.3
Stockholders’ equity	235,152	201,499	16.7	232,719	190,872	21.9
Stockholders’ equity / assets	11.43%	10.39%	10.0	11.49%	10.30%	11.6

Per Common Share Data
Net Income
Basic	$0.01	$0.09	(88.9)	$0.64	$0.91	(29.7)
Diluted	0.01	0.09	(88.9)	0.63	0.91	(30.8)
Core operating earnings (2)
Basic	$0.01	$0.10	(91.5)	$0.64	$1.01	(36.5)
Diluted	0.01	0.10	(91.7)	0.63	1.00	(36.9)
Dividends	—	0.17	NM	0.295	0.95	(68.9)
Market Value:
High	$18.93	$14.50	30.6	$18.93	$22.51	(15.9)
Low	10.06	6.00	67.7	3.76	6.00	(37.3)
Close	11.29	7.73	46.1	11.29	7.73	46.1
Book Value	24.26	23.67	2.5	24.26	23.67	2.5
Tangible Book Value	16.44	15.67	4.9	16.44	15.67	4.9
Shares outstanding, end of period (000)	8,118	8,117	0.0	8,118	8,117	0.0

Performance Ratios (annualized)
Tax-equivalent net interest margin (1)	3.82%	3.72%	2.7	3.76%	3.80%	(1.3)
Return on average assets -GAAP	0.11%	0.18%	(40.8)	0.36%	0.40%	(10.6)
Return on average assets -Core Operating	0.11%	0.19%	(44.2)	0.36%	0.44%	(18.6)
Return on average equity- GAAP	0.94%	1.74%	(46.1)	3.09%	3.85%	(19.8)
Return on average equity- Core Operating	0.94%	1.85%	(49.3)	3.09%	4.23%	(27.0)
Efficiency ratio (3) -GAAP	58.93%	69.25%	(14.9)	61.50%	67.75%	(9.2)
Efficiency ratio (3) -Core Operating	58.93%	68.82%	(14.4)	61.50%	66.45%	(7.4)
Effective tax rate	-1750.00%	35.39%	(5,045.0)	27.05%	32.41%	(16.6)
Dividend payout ratio (basic)	0.00%	188.89%	NM	46.09%	104.40%	(55.8)

(1)	Interest income on tax-exempt securities and loans has been adjusted to a tax-equivalent basis using the statutory federal income tax rate of 35%
(2)	Core operating earnings = Net income plus after tax effect of acquisition related and other one-time charges. See Non-GAAP Disclosure Reconciliation.
(3)	Efficiency ratio = Non-interest expense divided by sum of tax-equivalent net interest income plus non-interest income, excluding securities gains or losses, net.

NM Percentage change not meaningful

Non-GAAP Disclosure Reconciliations

First Defiance Financial Corp.

Management believes that the presentation of the non-GAAP financial measures in this release assists investors when comparing results period-to-period in a more meaningful and consistent manner and provides a better measure of results for First Defiance’s ongoing operations. Core operating earnings are net income adjusted to exclude discontinued operations, merger, integration and restructuring expenses and the results of certain significant transactions not representative of ongoing operations.

Core Operating Earnings	Three months ended December 31,		Twelve Months Ended December 31,
(dollars in thousands, except per share data)	2009	2008	2009	2008
Net Income	$555	$880	$7,194	$7,357

Acquisition related charges	—	85	—	1,117
Tax effect	—	(30)	—	(391)

After-tax non-operating items	—	55	—	726

Core operating earnings	$555	$935	$7,194	$8,083

Acquisition related charges in 2008 reflect charges associated with the acquisition of Pavilion Bancorp.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, non-operating items are deducted from non-interest expense in the numerator and non-interest income in the denominator of the core operating efficiency ratio disclosed in the tables. Comparable information on a GAAP basis is also provided in the tables.

Income from Mortgage Banking

Revenue from sales and servicing of mortgage loans consisted of the following:

(dollars in thousands)	Three months ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Gain from sale of mortgage loans	$1,468	$1,587	$8,744	$4,395
Mortgage loan servicing revenue (expense):
Mortgage loan servicing revenue	751	698	$2,860	2,537
Amortization of mortgage servicing rights	(546)	(258)	$(3,171)	(1,266)
Mortgage servicing rights valuation adjustments	397	(2,663)	$1,314	(2,676)

	602	(2,223)	1,003	(1,405)

Total revenue from sale and servicing of mortgage loans	$2,070	$(636)	$9,747	$2,990

Yield Analysis

First Defiance Financial Corp.

	Three Months Ended December 31,
	2009			2008
	Average Balance	Interest(1)	Yield Rate(2)	Average Balance	Interest(1)	Yield Rate(2)
Interest-earning assets:
Loans receivable	$1,600,265	$23,517	5.83%	$1,591,144	$24,329	6.08%
Securities	134,575	1,628	4.82%	115,165	1,590	5.20%
Interest Bearing Deposits	96,185	60	0.25%	2,599	4	0.61%
FHLB stock	21,376	229	4.25%	21,376	265	4.93%

Total interest-earning assets	1,852,401	25,434	5.45%	1,730,284	26,188	6.00%
Non-interest-earning assets	205,818			208,177

Total assets	$2,058,219			$1,938,461

Deposits and Interest-bearing liabilities:
Interest bearing deposits	$1,383,370	$5,896	1.69%	$1,293,560	$7,503	2.31%
FHLB advances and other	146,930	1,249	3.37%	155,954	1,572	4.01%
Other Borrowings	49,649	137	1.09%	59,760	415	2.76%
Subordinated debentures	36,112	332	3.65%	36,235	462	5.07%

Total interest-bearing liabilities	1,616,061	7,614	1.87%	1,545,509	9,952	2.56%
Non-interest bearing deposits	189,029	—	—	172,806	—	—

Total including non-interest-bearing demand deposits	1,805,090	7,614	1.67%	1,718,315	9,952	2.30%
Other non-interest-bearing liabilities	17,977			18,647

Total liabilities	1,823,067			1,736,962
Stockholders’ equity	235,152			201,499

Total liabilities and stockholders’ equity	$2,058,219			$1,938,461

Net interest income; interest rate spread		$17,820	3.58%		$16,236	3.44%

Net interest margin (3)			3.82%			3.72%

Average interest-earning assets to average interest bearing liabilities			115%			112%

	Twelve Months Ended December 31,
	2009			2008
	Average Balance	Interest(1)	Yield Rate(2)	Average Balance	Interest(1)	Yield Rate(2)
Interest-earning assets:
Loans receivable	$1,600,725	$93,850	5.86%	$1,511,877	$96,627	6.39%
Securities	128,806	6,773	5.23%	117,972	6,548	5.43%
Interest Bearing Deposits	71,366	149	0.21%	5,383	123	2.28%
FHLB stock	21,376	955	4.47%	20,493	1,062	5.18%

Total interest-earning assets	1,822,273	101,727	5.58%	1,655,725	104,360	6.30%
Non-interest-earning assets	202,960			196,620

Total assets	$2,025,233			$1,852,345

Deposits and Interest-bearing liabilities:
Interest bearing deposits	$1,370,826	$26,102	1.90%	$1,231,363	$31,354	2.55%
FHLB advances and other	146,978	5,114	3.48%	160,407	6,375	3.97%
Other Borrowings	44,247	570	1.29%	50,962	1,632	3.20%
Subordinated debentures	36,208	1,471	4.06%	36,242	1,907	5.26%

Total interest-bearing liabilities	1,598,259	33,257	2.08%	1,478,974	41,268	2.79%
Non-interest bearing deposits	176,513	—	—	159,452	—	—

Total including non-interest-bearing demand deposits	1,774,772	33,257	1.87%	1,638,426	41,268	2.52%
Other non-interest-bearing liabilities	17,742			23,047

Total liabilities	1,792,514			1,661,473
Stockholders’ equity	232,719			190,872

Total liabilities and stockholders’ equity	$2,025,233			$1,852,345

Net interest income; interest rate spread		$68,470	3.50%		$63,092	3.51%

Net interest margin (3)			3.76%			3.80%

Average interest-earning assets to average interest bearing liabilities			114%			112%

(1)	Interest on certain tax exempt loans and securities is not taxable for Federal income tax purposes. In order to compare the tax-exempt yields on these assets to taxable yields, the interest earned on these assets is adjusted to a pre-tax equivalent amount based on the marginal corporate federal income tax rate of 35%.
(2)	Annualized
(3)	Net interest margin is net interest income divided by average interest-earning assets.

Selected Quarterly Information

First Defiance Financial Corp.

(dollars in thousands, except per share data)	4th Qtr 2009	3rd Qtr 2009	2nd Qtr 2009	1st Qtr 2009	4th Qtr 2008
Summary of Operations
Tax-equivalent interest income (1)	$25,434	$25,796	$25,117	$25,379	$26,188
Interest expense	7,614	7,914	8,643	9,085	9,952
Tax-equivalent net interest income (1)	17,820	17,882	16,474	16,294	16,236
Provision for loan losses	8,470	8,051	3,965	2,746	3,824
Tax-equivalent NII after provision for loan losses (1)	9,350	9,831	12,509	13,548	12,412
Investment securities gains (losses), including impairment	(1,394)	(840)	(750)	(672)	(596)
Non-interest income (excluding securities gains/losses)	6,970	6,396	9,109	7,476	3,360
Non-interest expense	14,609	14,786	16,133	14,996	13,571
Acquisition related charges	—	—	—	—	85
Income taxes	(525)	(37)	1,539	1,691	482
Net income	555	329	2,901	3,408	880
Dividends Declared on Preferred Shares	(447)	(473)	(468)	(463)	(134)
Accretion on Preferred Shares	(41)	(40)	(40)	(38)	(11)
Net Income Applicable to Common Shares	67	(184)	2,393	2,907	735
Core operating earnings (2)	555	329	2,901	3,408	935
Tax equivalent adjustment (1)	287	309	295	257	243
At Period End
Total assets	$2,057,523	$2,018,598	$2,023,563	$2,010,662	$1,957,400
Earning assets	1,879,725	1,845,134	1,846,689	1,838,397	1,773,204
Loans	1,617,122	1,623,627	1,610,460	1,585,897	1,617,235
Allowance for loan losses	36,547	31,248	25,840	25,694	24,592
Deposits	1,580,226	1,543,085	1,553,144	1,540,235	1,469,912
Stockholders’ equity	234,086	234,529	232,683	230,608	229,159
Stockholders’ equity / assets	11.38%	11.62%	11.50%	11.47%	11.71%
Goodwill	56,585	56,585	56,585	56,585	56,585
Average Balances
Total assets	$2,058,219	$2,029,970	$2,027,760	$1,984,985	$1,938,461
Earning assets	1,852,401	1,826,400	1,828,272	1,782,019	1,730,284
Deposits and interest-bearing liabilities	1,805,090	1,778,223	1,778,848	1,736,933	1,718,315
Loans	1,600,265	1,613,529	1,592,513	1,596,592	1,591,144
Deposits	1,572,399	1,550,369	1,552,533	1,514,059	1,466,366
Stockholders’ equity	235,152	234,241	231,397	230,099	201,499
Stockholders’ equity / assets	11.43%	11.54%	11.41%	11.59%	10.39%
Per Common Share Data
Net Income:
Basic	$0.01	$(0.02)	$0.29	$0.36	$0.09
Diluted	0.01	(0.02)	0.29	0.36	0.09
Core operating earnings (2)
Basic	0.01	(0.02)	0.29	0.36	0.10
Diluted	0.01	(0.02)	0.29	0.36	0.10
Dividends	0.00	0.04	0.085	0.17	0.17
Market Value:
High	$18.93	$18.33	$14.25	$8.95	$14.50
Low	10.06	12.00	6.10	3.76	6.00
Close	11.29	14.91	13.00	6.08	7.73
Book Value	24.26	24.32	24.10	23.85	23.67
Shares outstanding, end of period (in thousands)	8,118	8,118	8,118	8,117	8,117
Performance Ratios (annualized)
Tax-equivalent net interest margin (1)	3.82%	3.88%	3.61%	3.71%	3.72%
Return on average assets -GAAP	0.11%	0.06%	0.57%	0.70%	0.18%
Return on average assets -Core Operating	0.11%	0.06%	0.57%	0.70%	0.19%
Return on average equity- GAAP	0.94%	0.56%	5.03%	6.02%	1.74%
Return on average equity- Core Operating	0.94%	0.56%	5.03%	6.02%	1.85%
Efficiency ratio (3) -GAAP	58.93%	60.90%	63.06%	63.09%	69.25%
Efficiency ratio (3) -Core Operating	58.93%	60.90%	63.06%	63.09%	68.82%
Effective tax rate	-1750.00%	-12.67%	34.66%	33.16%	35.39%
Common dividend payout ratio (basic)	0.00%	-200.00%	29.31%	47.22%	188.89%

(1)	Interest income on tax-exempt securities and loans has been adjusted to a tax-equivalent basis using the statutory federal income tax rate of 35%
(2)	See Non-GAAP Disclosure Reconciliation
(3)	Efficiency ratio = Non-interest expense divided by sum of tax-equivalent net interest income plus non-interest income, excluding securities gains or losses, net.

Selected Quarterly Information

First Defiance Financial Corp.

(dollars in thousands, except per share data)	4th Qtr 2009	3rd Qtr 2009	2nd Qtr 2009	1st Qtr 2009	4th Qtr 2008
Loan Portfolio Composition
One to four family residential real estate	$227,592	$233,958	$238,000	$241,119	$251,807
Construction	48,626	53,605	44,670	50,534	72,938
Commercial real estate	806,889	802,434	768,636	764,841	755,740
Commercial	379,408	371,881	382,434	350,070	356,574
Consumer finance	34,105	36,416	38,074	38,676	41,012
Home equity and improvement	147,977	150,379	151,213	156,668	161,106

Total loans	1,644,597	1,648,673	1,623,027	1,601,908	1,639,177
Less:
Loans in process	26,494	23,957	11,602	14,954	20,892
Deferred loan origination fees	981	1,089	965	1,057	1,050
Allowance for loan loss	36,547	31,248	25,840	25,694	24,592

Net Loans	$1,580,575	$1,592,379	$1,584,620	$1,560,203	$1,592,643

Allowance for loan loss activity
Beginning allowance	31,248	25,840	25,694	24,592	$23,445
Provision for loan losses	8,470	8,051	3,965	2,746	3,824
Credit loss charge-offs:
One to four family residential real estate	884	744	505	148	369
Commercial real estate	1,912	1,152	2,066	669	1,480
Commercial	354	658	950	702	593
Consumer finance	75	39	83	123	224
Home equity and improvement	134	196	301	130	57

Total charge-offs	3,359	2,789	3,905	1,772	2,723
Total recoveries	188	146	86	128	46

Net charge-offs (recoveries)	3,171	2,643	3,819	1,644	2,677

Ending allowance	$36,547	$31,248	$25,840	$25,694	$24,592

Credit Quality
Non-accrual loans	$41,191	$35,490	$35,528	$29,473	$28,017
Restructured loans, accruing	6,715	4,574	4,845	7,199	6,250

Total non-performing loans (1)	47,906	40,064	40,373	36,672	34,267
Real estate owned (REO)	13,527	9,352	8,567	7,839	7,000

Total non-performing assets (2)	$61,433	$49,416	$48,940	$44,511	$41,267

Net charge-offs	3,171	2,643	3,819	1,644	2,677

Allowance for loan losses / loans	2.26%	1.92%	1.60%	1.62%	1.52%
Allowance for loan losses / non-performing assets	59.49%	63.23%	52.80%	57.73%	59.59%
Allowance for loan losses / non-performing loans	76.29%	78.00%	64.00%	70.06%	71.77%
Non-performing assets / loans plus REO	3.77%	3.03%	3.02%	2.79%	2.54%
Non-performing assets / total assets	2.99%	2.45%	2.42%	2.21%	2.11%
Net charge-offs / average loans (annualized)	0.79%	0.66%	0.96%	0.41%	0.67%

Deposit Balances
Non-interest-bearing demand deposits	$189,132	$174,145	$180,035	$163,855	$176,063
Interest-bearing demand deposits and money market	499,575	477,566	456,177	413,104	374,488
Savings deposits	130,156	132,333	135,821	132,590	132,145
Retail time deposits less than $100,000	550,172	544,957	568,595	608,811	578,245
Retail time deposits greater than $100,000	163,838	166,787	165,401	171,588	170,485
National/Brokered time deposits	47,353	47,297	47,115	50,287	38,486

Total deposits	$1,580,226	$1,543,085	$1,553,144	$1,540,235	$1,469,912

(1)	Non-performing loans consist of non-accrual loans that are contractually past due 90 days or more and loans that are deemed impaired under the criteria of FASB Statement No. 114.
(2)	Non-performing assets are non-performing loans plus real estate and other assets acquired by foreclosure or deed-in-lieu thereof.

Loan Delinquency Information

First Defiance Financial Corp.

(dollars in thousands)	Total Balance	Current	30 to 89 days past due	Non Accrual Loans	Troubled Debt Restructuring
December 31, 2009
One to four family residential real estate	$227,592	$215,211	$4,331	$5,349	$2,701
Construction	48,626	47,951	—	675	—
Commercial real estate	806,889	775,603	3,280	24,042	3,964
Commercial	379,408	367,592	1,151	10,615	50
Consumer finance	34,105	33,669	377	59	—
Home equity and improvement	147,977	145,481	2,045	451	—

Total loans	$1,644,597	$1,585,507	$11,184	$41,191	$6,715

September 30, 2009
One to four family residential real estate	$233,958	$221,077	$4,637	$5,839	$2,405
Construction	53,605	53,340	71	194	—
Commercial real estate	802,434	765,469	11,570	23,279	2,116
Commercial	371,881	363,739	2,525	5,564	53
Consumer finance	36,416	35,913	454	49	—
Home equity and improvement	150,379	147,031	2,783	565	—

Total loans	$1,648,673	$1,586,569	$22,040	$35,490	$4,574

December 31, 2008
One to four family residential real estate	$251,807	$241,446	$4,676	$4,584	$1,101
Construction	72,938	72,814	52	72	—
Commercial real estate	755,740	728,150	5,406	19,979	2,205
Commercial	356,574	349,078	1,671	2,881	2,944
Consumer finance	41,012	40,428	515	69	—
Home equity and improvement	161,106	155,650	5,024	432	—

Total loans	$1,639,177	$1,587,566	$17,344	$28,017	$6,250